UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2008
MarketAxess Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-50670	52-2230784

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

140 Broadway, 42nd Floor New York, New York		10005

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(212) 813-6000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Ruleaunder the Exchange Act (CFR.14a-12)

☐	Pre-commencement communications pursuant to Ruled-2(b) under the Exchange Act (CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rulee-4(c) under the Exchange Act (CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On February 6, 2008, MarketAxess Holdings Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal fourth quarter ended December 31, 2007. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
     The information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, the information included in this Current Report on Form 8-K (including Exhibit 99.1 hereto) that is furnished pursuant to this Item 2.02 shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference into such filing.

Item 9.01	Financial Statements and Exhibits
     (c) Exhibits:
99.1	Press Release entitled “MarketAxess Reports Fourth Quarter Diluted EPS of $0.06 on Revenue of $22.4 Million” issued by MarketAxess Holdings Inc. on February 6, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARKETAXESS HOLDINGS INC.
Date: February 6, 2008	By:	/s/Richard M. McVey
		Name:	Richard M. McVey
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit
99.1	Press Release entitled “MarketAxess Reports Fourth Quarter Diluted EPS of $0.06 on Revenue of $22.4 Million” issued by MarketAxess Holdings Inc. on February 6, 2008.